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EXHIBIT 25.1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

WELLS FARGO BANK, NATIONAL ASSOCIATION
(Exact name of trustee as specified in its charter)

A National Banking Association (Jurisdiction of incorporation or organization if not a U.S. national bank)	94-1347393 (I.R.S. Employer Identification No.)
101 North Phillips Avenue Sioux Falls, South Dakota (Address of principal executive offices)	57104 (Zip code)

Wells Fargo & Company
Law Department, Trust Section
MAC N9305-175
Sixth Street and Marquette Avenue, 17th Floor
Minneapolis, Minnesota 55479
(612) 667-4608
(Name, address and telephone number of agent for service)

ALDERWOODS GROUP, INC.(1)
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1522627 (I.R.S. Employer Identification No.)
311 Elm Street, Suite 1000 Cincinnati, Ohio (Address of principal executive offices)	45202 (Zip code)

7.75% Senior Notes due 2012
(Title of the indenture securities)

(1)
See Table 1—List of additional obligors

TABLE 1

        The name and address of the agent for service for each of the additional obligors below is the same as set forth for Alderwoods Group, Inc. on the cover page of this statement.

Name	Jurisdiction of Formation	Address of Principal Executive Office	I.R.S. Employer Identification Number	Primary Standard Industrial Code Number
Advanced Planning (Alabama), Inc.	Alabama	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	52-1718414	7200
Alderwoods (Alaska), Inc.	Alaska	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	92-0141169	7200
Alderwoods (Arizona), Inc.	Arizona	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	91-1893533	7200
Phoenix Memorial Park Association	Arizona	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	98-0374463	7200
Alderwoods (Arkansas), Inc.	Arkansas	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	71-0591408	7200
A.L. Cemetery	California	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	33-06550856	7200
Advance Funeral Insurance Services	California	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	77-0116463	7200
Alderwoods (Texas), Inc.	California	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	91-1950552	7200
Alderwoods Group (California), Inc.	California	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	94-2268419	7200
Custer Christiansen Covina Mortuary, Inc.	California	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	95-2828513	7200
Dimond Service Corporation	California	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	95-3400714	7200
Directors Succession Planning, Inc.	California	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	98-0150188	7200
Directors Succession Planning II, Inc.	California	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	98-0230987	7200
DSP General Partner II, Inc.	California	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	98-0220577	7200
Earthman LP, Inc.	California	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	98-0366302	7200
Glasband-Malinow-Weinstein Mortuary, Inc.	California	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	N/A	7200
Glasband-Willen Mortuaries	California	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	95-2249986	7200

Harbor Lawn Memorial Park, Inc.	California	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	95-3585508	7200
Neel Funeral Directors, Inc.	California	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	95-2046357	7200
RH Mortuary Corporation	California	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	13-3915772	7200
San Fernando Mortuary, Inc.	California	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	95-4526858	7200
Universal Memorial Centers V, Inc.	California	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	93-1001733	7200
Universal Memorial Centers VI, Inc.	California	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	68-0187592	7200
White Funeral Home, Inc.	California	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	95-3629240	7200
Whitehurst-Lakewood Memorial Park and Funeral Service, Inc.	California	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	77-0210095	7200
Workman Mill Investment Company	California	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	95-4398079	7200
Alderwoods (Colorado), Inc.	Colorado	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	84-0624911	7200
Alderwoods (Connecticut), Inc.	Connecticut	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	06-1421793	7200
Administration Services, Inc.	Delaware	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	51-0395357	7200
Alderwoods (Alabama), Inc.	Delaware	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	98-0136395	7200
Alderwoods (Commissioner), Inc.	Delaware	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	91-1595852	7200
Alderwoods (Delaware), Inc.	Delaware	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	61-1264591	7200
Alderwoods (Mississippi), Inc.	Delaware	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	23-0505230	7200
Alderwoods (Texas), L.P.	Delaware	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	98-0150185	7200
American Burial and Cremation Centers, Inc.	Delaware	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	61-1300771	7200
Directors (Texas), L.P.	Delaware	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	98-0150186	7200

H.P. Brandt Funeral Home, Inc.	Delaware	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	25-1028037	7200
Leinkaemper Chapels, Inc.	Delaware	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	98-0136394	7200
Osiris Holding Corporation	Delaware	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	23-2587718	7200
RH Cemetery Corp.	Delaware	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	13-3915769	7200
RH Satellite Properties Corp.	Delaware	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	13-3918384	7200
Rose Hills Company	Delaware	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	13-3915765	7200
Rose Hills Holding Corp.	Delaware	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	13-3915767	7200
Coral Ridge Funeral Home and Cemetery, Inc.	Florida	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	59-2364016	7200
Funeral Services Acquisition Group, Inc.	Florida	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	59-2286868	7200
Garden Sanctuary Acquisition, Inc.	Florida	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	59-3391101	7200
Kadek Enterprises of Florida, Inc.	Florida	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	59-2502540	7200
Levitt Weinstein Memorial Chapels, Inc.	Florida	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	36-3061242	7200
MHI Group, Inc.	Florida	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	59-1214129	7200
Naples Memorial Gardens, Inc.	Florida	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	65-0349037	7200
Osiris Holding of Florida, Inc.	Florida	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	23-2587718	7200
Security Trust Plans, Inc.	Florida	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	59-2150129	7200
Advanced Planning of Georgia, Inc.	Georgia	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	58-2112439	7200
Alderwoods (Georgia), Inc.	Georgia	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	58-2385435	7200
Alderwoods (Georgia) Holdings, Inc.	Georgia	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	58-1602300	7200

Green Lawn Cemetery Corporation	Georgia	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	58-0860540	7200
Poteet Holdings, Inc.	Georgia	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	58-0707797	7200
Southeastern Funeral Homes, Inc.	Georgia	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	58-2019195	7200
Alderwoods (Chicago Central), Inc.	Illinois	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	36-4048977	7200
Alderwoods (Chicago North), Inc.	Illinois	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	36-3654787	7200
Alderwoods (Chicago South), Inc.	Illinois	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	36-4044832	7200
Alderwoods (Illinois), Inc.	Illinois	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	37-1231262	7200
Chapel Hill Memorial Gardens & Funeral Home Ltd.	Illinois	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	36-4127091	7200
Chicago Cemetery Corporation	Illinois	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	36-0897690	7200
Elmwood Acquisition Corporation	Illinois	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	36-3888100	7200
Mount Auburn Memorial Park, Inc.	Illinois	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	36-2760085	7200
The Oak Woods Cemetery Association	Illinois	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	36-1569950	7200
Pineview Memorial Park, Inc.	Illinois	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	36-2818991	7200
Ridgewood Cemetery Company, Inc.	Illinois	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	36-1686110	7200
Ruzich Funeral Home, Inc.	Illinois	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	52-1718086	7200
Woodlawn Cemetery of Chicago, Inc.	Illinois	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	36-3875288	7200
Woodlawn Memorial Park, Inc.	Illinois	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	36-2872771	7200

Advance Planning of America, Inc.	Indiana	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	35-2047255	7200
Alderwoods (Indiana), Inc.	Indiana	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	35-1797405	7200
Ruzich Funeral Home, Inc.	Indiana	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	52-1730922	7200
Alderwoods (Iowa), Inc.	Iowa	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	39-1874936	7200
Alderwoods (Kansas), Inc.	Kansas	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	48-1180531	7200
Alderwoods (Partner), Inc.	Kentucky	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	61-1206758	7200
Alderwoods (Louisiana), Inc.	Louisiana	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	61-1297000	7200
Alderwoods (Maryland), Inc.	Maryland	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	52-0660604	7200
Alderwoods (Massachusetts), Inc.	Massachusetts	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	04-3100570	7200
Doba-Haby Insurance Agency, Inc.	Massachusetts	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	04-3166007	7200
Alderwoods (Michigan), Inc.	Michigan	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	38-3220735	7200
AMG, Inc.	Michigan	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	38-2168364	7200
WMP, Inc.	Michigan	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	38-1149970	7200
Alderwoods (Minnesota), Inc.	Minnesota	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	41-0144090	7200
Family Care, Inc.	Mississippi	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	64-0547070	7200
Stephens Funeral Fund, Inc.	Mississippi	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	64-0646679	7200
Alderwoods (Missouri), Inc.	Missouri	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	43-1728986	7200
Alderwoods (Montana), Inc.	Montana	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	81-0241169	7200
Alderwoods (Nevada), Inc.	Nevada	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	88-0176788	7200

Robert Douglas Goundrey Funeral Home, Inc.	New Hampshire	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	02-0301158	7200
St. Laurent Funeral Home, Inc.	New Hampshire	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	02-0356064	7200
ZS Acquisition, Inc.	New Hampshire	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	02-0483693	7200
Alderwoods (New Mexico), Inc.	New Mexico	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	85-0369414	7200
Alderwoods (New York), Inc.	New York	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	16-1132864	7200
Northeast Monument Company, Inc.	New York	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	11-3411832	7200
Alderwoods (North Carolina), Inc.	North Carolina	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	56-1018691	7200
Carothers Holding Company, Inc.	North Carolina	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	98-0116495	7200
Lineberry Group, Inc.	North Carolina	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	98-0116499	7200
Reeves, Inc.	North Carolina	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	58-2004823	7200
Westminster Gardens, Inc.	North Carolina	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	56-0526784	7200
MFH, L.L.C.	North Carolina	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	Not applicable	7200
Alderwoods (Ohio) Cemetery Management, Inc.	Ohio	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	31-1454681	7200
Alderwoods (Ohio) Funeral Home, Inc.	Ohio	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	31-1274392	7200
Alderwoods (Oklahoma), Inc.	Oklahoma	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	73-0351460	7200
Alderwoods (Oregon), Inc.	Oregon	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	93-0755823	7200
The Portland Memorial, Inc.	Oregon	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	93-0746673	7200
Universal Memorial Centers I, Inc.	Oregon	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	93-0941140	7200
Universal Memorial Centers II, Inc.	Oregon	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	93-0991047	7200

Universal Memorial Centers III, Inc.	Oregon	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	93-0992653	7200
Alderwoods (Pennsylvania), Inc.	Pennsylvania	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	25-1269127	7200
Bright Undertaking Company	Pennsylvania	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	25-1672360	7200
H. Samson, Inc.	Pennsylvania	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	25-0774160	7200
Knee Funeral Home of Wilkinsburgh, Inc.	Pennsylvania	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	25-1672361	7200
Nineteen Thirty-Five Holdings, Inc.	Pennsylvania	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	25-0599000	7200
Oak Woods Management Company	Pennsylvania	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	23-2592350	7200
Alderwoods (Rhode Island), Inc.	Rhode Island	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	05-0497178	7200
Alderwoods (South Carolina), Inc.	South Carolina	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	57-1004893	7200
Graceland Cemetery Development Co.	South Carolina	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	57-0294689	7200
Alderwoods (Tennessee), Inc.	Tennessee	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	62-1477278	7200
Eagle Financial Associates, Inc.	Tennessee	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	62-1527687	7200
Alderwoods (Texas) Cemetery, Inc.	Texas	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	98-0150187	7200
CHMP Holdings, Inc.	Texas	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	75-1021422	7200
DRMP Holdings, Inc.	Texas	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	74-1486424	7200
DHFH Holdings, Inc.	Texas	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	75-1057852	7200
DHNC Holdings, Inc.	Texas	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	75-1400487	7200
Directors Cemetery (Texas), Inc.	Texas	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	98-0155745	7200
DSP General Partner, Inc.	Texas	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	98-0150189	7200
Earthman Cemetery Holdings, Inc.	Texas	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	74-1697945	7200

Earthman Holdings, Inc.	Texas	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	98-0168314	7200
EDSB Holdings, Inc.	Texas	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	75-2072334	7200
HFCC Holdings, Inc.	Texas	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	75-1285388	7200
HFJC Holdings, Inc.	Texas	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	98-0168315	7200
HFSC Holdings, Inc.	Texas	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	75-2302827	7200
Panola County Restland Memorial Park, Inc.	Texas	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	74-1248149	7200
Pioneer Funeral Plans, Inc.	Texas	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	75-1301886	7200
Travis Land Company	Texas	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	74-1496415	7200
Tyler Memorial Funeral Home and Chapel, Inc.	Texas	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	75-1422447	7200
Waco Memorial Park, Inc.	Texas	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	74-1059069	7200
Alderwoods (Virginia), Inc.	Virginia	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	54-1752820	7200
Alderwoods (Washington), Inc.	Washington	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	91-0626414	7200
Evergreen Funeral Home and Cemetery, Inc.	Washington	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	91-1237322	7200
Green Service Corporation	Washington	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	91-0934791	7200
S&H Properties and Enterprises, Inc.	Washington	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	91-1249280	7200
Vancouver Funeral Chapel, Inc.	Washington	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	91-0624755	7200
Alderwoods (West Virginia), Inc.	West Virginia	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	55-0560791	7200
Alderwoods (Wisconsin), Inc.	Wisconsin	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	39-1021129	7200
Northern Land Company, Inc.	Wisconsin	311 Elm Street, Suite 1000 Cincinnati, Ohio 45202	93-1807638	7200

Item 1.    General Information. Furnish the following information as to the trustee:

  (a)
  Name and address of each examining or supervising authority to which it is subject.

  Comptroller of the Currency
  Treasury Department
  Washington, D.C.

  Federal Deposit Insurance Corporation
  Washington, D.C.

  Federal Reserve Bank of San Francisco
  San Francisco, California 94120

  (b)
  Whether it is authorized to exercise corporate trust powers.

  The trustee is authorized to exercise corporate trust powers.

Item 2.    Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.    Foreign Trustee. Not applicable.

Item 16.    List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*
Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**
Exhibit 3.	See Exhibit 2
Exhibit 4.	Copy of By-laws of the trustee as now in effect.***
Exhibit 5.	Not applicable.
Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.
Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****
Exhibit 8.	Not applicable.
Exhibit 9.	Not applicable.

*
Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

**
Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

***
Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

****
Incorporated by reference to exhibit of the same number to the trustee's Form T-1 filed as exhibit T3G to the Form T-3 dated March 14, 2005 of Fair Isaac Corporation file number 022-28775.

SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 4th day of May 2005.

WELLS FARGO BANK, NATIONAL ASSOCIATION
/s/ JEFFREY T. ROSE Jeffery T. Rose Corporate Trust Officer

EXHIBIT 6

May 4, 2005

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

        In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,
WELLS FARGO BANK, NATIONAL ASSOCIATION
/s/ JEFFREY T. ROSE Jeffery T. Rose Corporate Trust Officer

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  EXHIBIT 25.1